[AT&T LOGO]










------------------------------
1998
Notice of
Annual Meeting
and
Proxy Statement
------------------------------

Wednesday, May 20, 1998
at 9:30 a.m. local time
Meadowlands Exposition Center
355 Plaza Drive
Secaucus, New Jersey

                               NOTICE OF MEETING


     The 113th Annual Meeting of Shareholders of AT&T Corp. (the "Company") will be held at the Meadowlands Exposition Center, 355 Plaza Drive, Secaucus, New Jersey, on Wednesday, May 20, 1998, at 9:30 a.m. local time, for the following purposes:


     [bullet] To elect Directors for the ensuing year (page   );


     [bullet] To ratify the appointment of auditors to examine the Company's
accounts for the year 1998 (page   );


     [bullet] To approve an increase in the number of authorized common shares
(page   );


     [bullet] To act upon such other matters, including shareholder proposals
(page   ), as may properly come before the meeting.


     Holders of common shares of record at the close of business on March 26, 1998 will be entitled to vote with respect to this solicitation.



               Marilyn J. Wasser
               Vice President - Law and Secretary




March 26, 1998

                                            [AT&T LOGO]


                                                     32 Avenue of the Americas
                                                     New York, NY 10013-2412


C. Michael Armstrong
Chairman of the Board


                                                                  March 26, 1998


Dear Shareholder:

     It is a pleasure to invite you to our Company's 1998 Annual Meeting of Shareholders in Secaucus, New Jersey, on Wednesday, May 20, beginning at 9:30 a.m. local time, at the Meadowlands Exposition Center. This will be AT&T's 113th Annual Meeting of Shareholders, and I am pleased and excited to be a part of it. If you plan to join us at the meeting, an admission ticket will be required and is attached to the proxy card. For your convenience, a map of the area and directions to the Center are printed on the back of the proxy card.
     Whether you own a few or many shares of stock and whether or not you plan to attend, it is important that your shares be voted on matters that come before the meeting. This year, registered shareholders can vote their shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient new services are provided on the proxy card. Of course, you may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Directors' recommendations.
     I look forward to seeing you on May 20.

                                            Sincerely,


                                            [GRAPHIC OMITTED]

AT&T Corp. Executive Offices
32 Avenue of the Americas
New York, NY 10013-2412


                                PROXY STATEMENT

     This proxy statement and the accompanying proxy/voting instruction card (proxy card) are being mailed beginning March 26, 1998 to holders of common shares in connection with the solicitation of proxies by the Board of Directors for the 1998 Annual Meeting of Shareholders in Secaucus, New Jersey. Proxies are solicited to give all shareholders of record at the close of business on March 26, 1998 an opportunity to vote on matters that come before the meeting. This procedure is necessary because shareholders live in all states and abroad and most will not be able to attend. Shares can be voted only if the shareholder is present in person or is represented by proxy.

     This year, registered shareholders can simplify their voting and save the
Company expense by voting their shares by calling toll-free                or
voting via the Internet at                    . The telephone and Internet
voting procedures described on the proxy card are designed to verify shareholders by use of a Control Number and allow shareholders to vote their shares and to confirm that their voting instructions have been properly recorded.

     If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive. The availability of telephone and Internet voting will depend on their voting processes.

     If you do not choose to vote by telephone or Internet, you may still return your proxy card, properly signed, and the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Directors. Abstentions marked on the proxy card are voted neither

"for" nor "against," but are counted in the determination of a quorum. If you do vote by telephone or Internet, it is not necessary to return your proxy card.

     If you wish to give your proxy to someone other than the Proxy Committee, all three names appearing on the proxy card must be crossed out and the name of another person or persons (not more than three) inserted. The signed card must be presented at the meeting by the person or persons representing you. You may revoke your proxy at any time before it is voted at the meeting by executing a later-voted proxy by telephone, Internet, or mail, by voting by ballot at the meeting, or by filing an instrument of revocation with the inspectors of election in care of the Vice President - Law and Secretary of the Company.

     Your vote is important. Accordingly, you are urged to vote by telephone, Internet, or by signing and returning the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

     As a matter of policy, proxies, ballots, and voting tabulations that identify individual shareholders are kept private by the Company. Such documents are available for examination only by the inspectors of election and certain personnel associated with processing proxy cards and tabulating the vote. The vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.


Voting Shares Held in Dividend Reinvestment and Savings Plans

     If a shareholder is a participant in the AT&T Shareowner Dividend Reinvestment and Stock Purchase Plan ("DRISPP") or the AT&T Employee Stock Purchase Plan ("ESPP"), the proxy card will represent the number of full shares in the DRISPP and the ESPP accounts on the record date, as well as shares registered in the participant's name. If an employee shareholder is a participant in the AT&T Employee Stock Ownership Plan, AT&T Long Term Savings Plan for Management Employees, AT&T Long Term Savings and Security Plan, AT&T Retirement Savings and Profit Sharing Plan,

AT&T of Puerto Rico, Inc. Long Term Savings Plan for Management Employees, and AT&T of Puerto Rico, Inc. Long Term Savings and Security Plan, the proxy card will also serve as a voting instruction for the trustees of those plans where all accounts are registered in the same name. If proxy cards representing shares in the above-named plans are not returned, those shares will not be voted except for shares in the employer shares fund in the AT&T Long Term Savings and Security Plan which will be voted by the trustee of the Plan.


Annual Meeting Admission

     If you are a registered shareholder and plan to attend the meeting in person, please detach and retain the admission ticket and map which are attached to your proxy card. If you choose to vote by mail and will attend the meeting, please be sure to mark the "Annual Meeting" box when you return the proxy card. A beneficial owner who plans to attend the meeting may obtain an admission ticket in advance by sending a written request, with proof of ownership, such as a bank or brokerage firm account statement, to: Manager - Proxy, AT&T Corp., 295 North Maple Avenue, Room 1216L2, Basking Ridge, New Jersey 07920-1002. Admittance to the annual meeting will be based upon availability of seating.

     Shareholders who do not present admission tickets at the meeting will be admitted upon verification of ownership at the admissions counter.

     The Meadowlands Exposition Center is fully accessible to disabled persons, and sign interpretation and wireless headsets will be available for our hearing-impaired shareholders.

     Highlights of the meeting will be included in a midyear report to shareholders. Information on obtaining a full transcript of the meeting will also be included in the midyear report.

     Securities and Exchange Commission ("SEC") rules require that an annual report precede or be included with proxy materials. Shareholders with multiple accounts may be receiving more than one annual report which is costly to AT&T and may be inconvenient to these shareholders. Such shareholders who vote by mail may authorize AT&T to discontinue mailing extra annual reports by marking the "Annual Report" box on the proxy card for selected accounts. If you vote by telephone or Internet, you will also have the opportunity to indicate that you wish to discontinue receiving extra annual reports. At least one account must continue to receive an annual report. Eliminating these duplicate mailings will not affect receipt of future proxy statements and proxy cards. To resume the mailing of an annual report to an account, please call the AT&T shareholder services number, 1-800-348-8288.

     Comments from shareholders about the proxy material or about other aspects of the business are welcome. Space is provided on the back of the proxy card for this purpose. Although such comments will not be answered on an individual basis, they are analyzed and used to determine what kinds of additional information should be furnished in various Company publications.

     On January 1, 1998, there were 1,624,213,505 shares of AT&T Common Stock outstanding. Each common share is entitled to one vote on each matter properly brought before the meeting.


Electronic Delivery of Proxy Materials and Annual Report

     This year, for the first time, AT&T's Notice of Annual Meeting and Proxy
Statement and the annual report are available                       on the
Internet at            . Beginning in 1999, AT&T's registered shareholders can
receive their proxy statement and annual report via the Internet instead of by mail. If you wish to receive your future proxy statements and annual reports via the Internet, you can do so in two ways. If you vote this year's proxy via the Internet, you will be asked if you wish to receive future proxy statements and annual reports via the Internet. Or, you can make such a request on the Internet
at            .


BOARD OF DIRECTORS

     The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, in accordance with corporate legal principles, it is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business by participating in Board and committee meetings, by reviewing analyses and reports sent to them each month, and through discussions with the Chairman and other officers.

     The Board held 17 meetings in 1997 and the committees held 25 meetings. The average attendance in the aggregate of the total number of meetings of the Board and the total number of committee meetings was 97%.


COMMITTEES OF THE BOARD

     The Board has established a number of committees, including the Audit Committee, the Compensation and Employee Benefits Committee, and the Directors and Public Policy Committee, each of which is briefly described below. Other committees of the Board are: the Executive Committee, the Finance Committee, and the Proxy Committee (which votes the shares represented by proxies at the annual meeting of shareholders).

     The Audit Committee meets with management to consider the adequacy of the internal controls and the objectivity of financial reporting. The committee also meets with the independent auditors and with appropriate Company financial personnel and internal auditors concerning these matters. The committee recommends to the Board the appointment of the independent auditors, subject to ratification by the shareholders at the annual meeting. Both the internal auditors and the independent auditors periodically meet alone with the committee and always have unrestricted access to the committee. The committee, which consists of five non-employee Directors, met five times in 1997.

     The Compensation and Employee Benefits Committee administers management incentive compensation plans, including stock option plans, and it keeps informed and advises the Board as to employee benefit plans. The committee establishes the compensation structure for senior managers of the Company and makes recommendations to the Board with respect to compensation of the officers as listed on page . The committee, which consists of five non-employee Directors, met nine times in 1997.

     The Directors and Public Policy Committee advises and makes recommendations to the Board on all matters concerning directorship and corporate governance practices, including the compensation of Directors and the selection of candidates as nominees for election as Directors, and it provides guidance with respect to matters of public policy. The committee, which consists of four non-employee Directors and one employee Director, met four times in 1997. The committee recommended this year's Director candidates at the January 1998 Board Meeting.

     In recommending Board candidates, this committee seeks individuals of proven judgment and competence who are outstanding in their respective fields. It considers such factors as anticipated participation in Board activities, education, geographic location, and special talents or personal attributes. Shareholders who wish to suggest qualified candidates should write to: Vice President - Law and Secretary, AT&T Corp., 32 Avenue of the Americas, New York, New York 10013-2412, stating in detail the qualifications of such persons for consideration by the committee.


COMPENSATION OF DIRECTORS

ELECTION OF DIRECTORS (Item 1 on Proxy Card)

     The Proxy Committee intends to vote for the election of the nominees listed on the following pages unless otherwise instructed on the proxy card. These nominees have been selected by the Board on the recommendation of the Directors and Public Policy Committee. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are voting by telephone or Internet, follow the system instructions. Directors will be elected by a plurality of the votes cast. Any shares not voted (by abstention, broker non-vote, or otherwise) have no impact on the vote.

     If at the time of the meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Directors and Public Policy Committee or, if none, the size of the Board will be reduced. The Directors and Public Policy Committee knows of no reason why any of the nominees will be unavailable or unable to serve.

     Directors elected at the meeting will hold office until the next annual meeting or until their successors have been elected and qualified. For each nominee there follows a brief listing of principal occupation for at least the past five years, other major affiliations, and age as of January 1, 1998.



NOMINEES FOR ELECTION AS DIRECTORS

STOCK OWNERSHIP OF MANAGEMENT AND DIRECTORS

     The following table sets forth information concerning the beneficial ownership of AT&T common stock as of January 1, 1998 for (a) each current Director elected to the Board in 1997 and each of the nominees for Director; (b) each of the Named Officers (officers whose compensation is discussed in the Board Compensation Committee Report on Executive Compensation, herein) not listed as a Director; and (c) Directors and executive officers as a group. Except as otherwise noted, the nominee or family members had sole voting and investment power with respect to such securities.

                                               Number of Shares
                                -------------------------------------------
                                Beneficially       Deferral
            Name                 Owned (1)         Plans (2)       Total
-----------------------------   ------------       ---------     ----------
             (a)

             (b)

             (c)
Directors and Executive
  Officers as a Group .......

Footnotes

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE


RATIFICATION OF APPOINTMENT OF AUDITORS
(Item 2 on Proxy Card)

     Subject to shareholder ratification, the Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as the independent auditors to examine the Company's financial statements for the year 1998. Coopers & Lybrand has audited the Company's books for many years. Your Directors recommend that shareholders vote FOR such ratification. Ratification of the appointment of auditors requires a majority of the votes cast. Any shares not voted (by abstention, broker non-vote, or otherwise) have no impact on the vote. If the shareholders do not ratify this appointment, other independent auditors will be considered by the Board upon recommendation of the Audit Committee.

     Representatives of Coopers & Lybrand are expected to attend the annual meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

     For the year 1997, Coopers & Lybrand also examined the financial statements of the Company's subsidiaries and provided other audit services to the Company and subsidiaries in connection with SEC filings, review of financial statements, and audits of pension plans.

                   ---------------------------------------

DIRECTORS' PROPOSAL TO APPROVE AN INCREASE IN THE NUMBER OF AUTHORIZED COMMON SHARES (Item 3 on Proxy Card)

      The Board of Directors recommends an amendment of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 2,000,000,000 to 6,000,000,000 having a par value of $1 per share ("Common Stock"). On January 1, 1998, 1,624,213,505 shares of Common Stock were issued and outstanding.

      The Company will use most of the remaining authorized but unissued shares of Common Stock for previously announced transactions. However, the Company has no present plans, understandings, or agreements for the issuance or use of the proposed additional shares of Common Stock. Nevertheless, the Board of Directors believes that the proposed increase is desirable so that, as the need may arise, the Company will have more financial flexibility and be able to issue shares of Common Stock, without the expense and delay of a special shareholders' meeting, in connection with future opportunities for expanding the business through investments or acquisitions, possible stock splits or stock dividends, equity financings, management incentive and employee benefit plans, and sales to employee savings plans and the dividend reinvestment and stock purchase plan, and for other purposes.

Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's shareholders, except as otherwise required by applicable law or stock exchange policies.

      The proposed amendment would not affect the Preferred Stock. The Company's 100,000,000 authorized but unissued Preferred Stock having a par value of $1 per share may be issued with such rights, preferences, and limitations as the Board of Directors may determine from time to time. No shares of Preferred Stock are issued and outstanding.

      Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock and Preferred Stock could be issued in one or more transactions which would make more difficult or costly, and less likely, a takeover of the Company. Issuing additional shares of stock would also have the effect of diluting the stock ownership of persons seeking to obtain control of the Company. Moreover, certain companies have issued rights to purchase their common stock, with such rights having terms designed to encourage in certain potential acquisitions negotiation with the company's board of directors. The authorized but unissued shares of Common Stock and Preferred Stock would be available for use in connection with the issuance of such rights. The proposed amendment to the Company's Restated Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor is the Board of Directors currently proposing to shareholders any anti-takeover measures.

      The adoption of the proposed amendment of the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 2,000,000,000 shares to 6,000,000,000 shares will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have the effect of a negative vote. Your Directors recommend a vote FOR the adoption of the proposed amendment of the Company's Restated Certificate of Incorporation.

ADVANCE NOTICE PROCEDURES

     Under the Company's By-Laws, no business may be brought before an annual meeting except as specified in the notice of the meeting (which includes shareholder proposals that the Company is required to set forth in its proxy statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered notice to the Company (containing certain information specified in the By-Laws) not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate and apart from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement under SEC Rule 14a-8.

     A copy of the full text of the By-Law provisions discussed above may be obtained by writing to AT&T's Office of the Corporate Secretary.


SUBMISSION OF SHAREHOLDER PROPOSALS

     Proposals intended for inclusion in next year's proxy statement should be sent to: Vice President - Law and Secretary, AT&T Corp., 32 Avenue of the
Americas, New York, New York 10013-2412, and must be received by            ,
1998.


OTHER MATTERS TO COME BEFORE THE MEETING

     In addition to the matters described above, there will be an address by the Chairman of the Board and a general discussion period during which shareholders will have an opportunity to ask questions about the business.

     In the event that any matter not described herein may properly come before the meeting, or any adjournment thereof, the Proxy Committee will vote the shares represented by it in accordance with its best judgment. At the time this proxy statement went to press, the Company knew of no other matters which might be presented for shareholder action at the meeting.



BOARD COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

Compensation Philosophy

CEO Compensation

                                   The Compensation and Employee
                                   Benefits Committee

                                   Thomas H. Wyman, Chairman
                                   Kenneth T. Derr
                                   George M. C. Fisher
                                   Donald F. McHenry
                                   Michael I. Sovern

                        FIVE-YEAR PERFORMANCE COMPARISON


               260|-
                  |
               240|-
                  |
               220|-
                  |
               200|-
                  |
Dollars        180|-
                  |
               160|-
                  |
               140|-
                  |
               120|-
                  |
               100|-
                  |
                80|-         |         |         |         |         |
                  ----------------------------------------------------
                 1992      1993      1994      1995      1996      1997

Explanation


Footnotes

                           SUMMARY COMPENSATION TABLE

                                              Annual Compensation(2)                  Long-Term Compensation(2)
                                       ------------------------------------  --------------------------------------------
                                                                                      Awards (4)            Payouts
                                                                  Other      --------------------------- ------------
                                                                 Annual       Restricted     Number                   All Other
                                                                 Compen-        Stock          of          LTIP        Compen-
Named Officers and                                              sation(3)    Award(s)(5)     Options/    Payouts(7)   sation(8)
Principal Position (1)          Year   Salary ($)   Bonus ($)      ($)           ($)         SARs (6)       ($)          ($)
------------------------------- ------ ------------ ----------- -----------  -----------     ----------- ------------ ----------

Footnotes

                  AGGREGATED OPTION/STOCK APPRECIATION RIGHTS
                ("SAR") EXERCISES IN 1997 AND YEAR-END VALUES(1)


                                                                        Number of           $ Value of
                                                                       Unexercised         In-the-Money
                                                                      Options/SARs         Options/SARs
                                                                     at Year End (4)      at Year End (4)
                                                                    -------------------   ----------------
                                  Number of
                               Shares Acquired       $ Value          Exercisable/         Exercisable/
Name (2)                       on Exercise (3)     Realized (3)     Unexercisable         Unexercisable
----------------------------   -----------------   --------------   -------------------   ----------------


Footnotes

                   LONG-TERM INCENTIVE PLANS-AWARDS IN 1997

                                                      Estimated Future Payouts
                                                     Under Non-Stock Price-Based
                                                                Plans
                                       Performance  ----------------------------
                         Number of    Period Until
                        Performance    Maturation   Threshold   Target   Maximum
        Name (1)          Shares       or Payout       (#)      (#)(2)     (#)
----------------------- -----------   ------------  ---------   ------   -------



Footnotes

                           Option/SAR Grants in 1997



                                                      Individual Grants
                             ------------------------------------------------------------------
                              Number of                                                 Grant
                              Securities      % of Total                                 Date
                              Underlying     Options/SARs  Exercise or                 Present
                             Options/SARs     Granted to    Base Price   Expiration    Value(3)
       Name(1)                Granted(2)      Employees      ($/Sh)         Date         ($)
---------------------------- ------------    ------------  -----------   ----------    --------


Footnotes

EMPLOYMENT ARRANGEMENTS

PENSION PLANS

OTHER INFORMATION

     A Directors' and Officers' Liability policy was placed, effective July 1, 1997, with Lloyds of London and other carriers. The policy insures AT&T for certain obligations incurred in the indemnification of its Directors and Officers under New York law or under contract, and insures Directors and Officers when such indemnification is not provided by AT&T. The policy premium from July 1, 1997 through July 1, 1998 is $773,000.

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, a number of regular employees of the Company and of its subsidiaries may solicit proxies in person or by telephone. The Company also has retained Morrow & Co. to aid in the solicitation of proxies, at an estimated cost of $18,000 plus reimbursement of reasonable out-of-pocket expenses.

     The above notice and proxy statement are sent by order of the Board of Directors.



                                Marilyn J. Wasser
                                Vice President - Law and
                                Secretary


Dated: March 26, 1998

[AT&T LOGO]

     32 Avenue of the Americas
     New York, NY 10013-2412


              Recycled Paper

[AT&T LOGO]

PROXY

                                   AT&T Corp.
               32 Avenue of the Americas, New York, NY 10013-2412

                      This proxy is solicited on behalf of
         the Board of Directors for the Annual Meeting on May 20, 1998


The undersigned hereby appoints                                             and
each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares of the undersigned in AT&T Corp. at the annual meeting of shareholders to be held at the Meadowlands Exposition Center in Secaucus, New Jersey, at 9:30 a.m. on May 20, 1998, and at any adjornment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the other side of this card. If no directions are given, the proxies will vote for the election of all listed nominees and in accord with the Directors' recommendations on the other subjects listed on the other side of this card. In the event that any other matter may properly come before the meeting, or any adjournment thereof, the Proxy Committee is authorized, at their discretion, to vote the matter. (If you have indicated any changes or voting limitations on this side of the card, please mark the "Special Attention" box on the other side.)

This card also provides voting instructions for shares held in the dividend reinvestment plan and, if registrations are identical, shares held in the various employee stock purchase and savings plans as described in the proxy statement. Your vote for the election of Directors may be indicated on the other side. Nominees are:

Please sign on the other side and return promptly to AT&T, c/o Proxy Services, P.O. Box 9390, Boston, MA 02205-9968. If you do not sign and return a proxy card, vote by telephone or Internet, or attend the meeting and vote by ballot, your shares cannot be voted.


Comments:


If you have written in the above space, please mark the "Special Attention" box on the other side of this card. Comments will be reviewed but not responded to on an individual basis. Instead, they will be addressed through various Company publications.

|X| Please mark your votes as in example.

Directors recommend a vote "FOR" items 1, 2, and 3 and "AGAINST" items         .

                              FOR ALL                 WITHHELD
                              nominees                FROM ALL
                                                      nominees
1. Election of
   Directors
   (page 0)                      ( )                     ( )

                            FOR ALL EXCEPT the following nominees
                                 FOR      AGAINST      ABSTAIN
2. Ratification
   of Auditors
   (page 00)                     ( )        ( )          ( )

                                 FOR      AGAINST      ABSTAIN
3. Increase Number of
   Authorized Common
   Shares (page 00)              ( )        ( )          ( )


SIGNATURE(S)  DATE , 1998

Please sign this proxy as name(s) appears above and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.